Exhibit 99.1


                 Dillard's, Inc. Reports Third Quarter Earnings


     LITTLE ROCK, Ark.--(BUSINESS WIRE)--Nov. 13, 2006--Dillard's, Inc. (NYSE:DDS):

     Third Quarter 2006 Highlights

     --   Net income of $13.6 million compared to a net loss of $2.7 million

     --   Gross margin improvement of 140 basis points of sales

     --   Comparable store inventory decline of 3%

     -- Launch of "Dillard's - The Style of Your Life" - a comprehensive national branding campaign

     Dillard's, Inc. (the "Company" or "Dillard's") announced operating results for the 13 weeks ended October 28, 2006. This release contains certain forward-looking statements. Please refer to the Company's cautionary statement regarding forward-looking information included below under "Forward-Looking Information".

     Income

     Net income for the 13 weeks ended October 28, 2006 was $13.6 million ($0.17 per basic and diluted share) compared to a net loss of $2.7 million ($0.03 per basic and diluted share) for the 13 weeks ended October 29, 2005. Third quarter net income improvement was primarily driven by Dillard's improved gross margin performance of 140 basis points of sales.

     Revenues

     Net sales for the 13 weeks ended October 28, 2006 were $1.722 billion compared to sales for the 13 weeks ended October 29, 2005 of $1.727 billion. Total net sales for the period were unchanged on a percentage basis. Sales in comparable store for the period declined 2%.

     During the 13 weeks ended October 28, 2006, the net sales performance in Dillard's Eastern and Central regions was consistent with the Company's performance for the period. The net sales performance was slightly below trend in the Western region.

     During the 13 weeks ended October 28, 2006, net sales of lingerie and accessories significantly exceeded Company's performance for the period. Sales of juniors' and children's apparel and decorative home merchandise were significantly below trend for the period.

     Gross Margin

     Dillard's achieved gross margin improvement of 140 basis points of sales for the 13 weeks ended October 28, 2006 compared to the 13 weeks ended October 29, 2005. The Company primarily attributes its improved gross margin performance to lower levels of markdowns and decreased purchases resulting in lower inventory levels as it executed a disciplined approach to merchandising and inventory control during the period.

     Total inventory declined 1% as of October 28, 2006 compared to October 29, 2005. Inventory in comparable stores declined 3%.

     Dillard's remains committed to providing a differentiated shopping experience to position its merchandise mix toward a more upscale and contemporary tone to continue to attract customers who are seeking exciting statements in fashion.

     Advertising, Selling, Administrative and General Expenses

     Advertising, selling, administrative and general ("S G & A") expenses were $513.2 million and $507.0 million for the 13 weeks ended October 28, 2006 and October 29, 2005, respectively. Increases in payroll, utilities, supplies, services purchased and insurance were partially offset by savings in advertising and store pre-opening expenses.

     In August of 2006, the Company launched its comprehensive national branding campaign, "Dillard's - The Style of Your Life". The campaign features Dillard's fashion merchandise in a variety of lifestyle vignettes distributed through multiple media channels including national fashion magazines, broadcast and Internet. The branding campaign supports Dillard's upscale and contemporary approach to the marketplace in a series of customized, sophisticated portfolios. The current campaign will continue through the holiday season.

     The Company continues to evaluate its advertising strategy to position advertising spending toward the most appropriate media sources to reach its targeted customers. During the third quarter, advertising spending formerly dedicated to more traditional sources, such as newspaper and other print media, was redirected to the new branding campaign.

     Interest and Debt Expense

     Interest and debt expense declined $2.3 million to $23.4 million for the 13 weeks ended October 28, 2006 compared to the 13 weeks ended October 29, 2005 as a result of lower debt levels.

     As of October 28, 2006, letters of credit totaling $75.4 million were outstanding under the Company's $1.2 billion revolving credit facility.

     Store Information

     Two stores in the Gulf Coast area which were damaged by Hurricane Katrina remained closed as of October 28, 2006. Details regarding these stores, which are located in New Orleans, Louisiana and Biloxi, Mississippi, are still being determined.

     During the 13 weeks ended October 28, 2006, Dillard's opened the following new locations:


Center                    City              Square Feet   Open Month
----------------------------------------------------------------------
Town Center at Aurora(a)  Aurora, Colorado      180,000     August
----------------------------------------------------------------------
Red Cliffs Mall(a)        St. George, Utah       90,000     September
----------------------------------------------------------------------
Pinnacle Hills Promenade  Rogers, Arkansas      155,000     October
----------------------------------------------------------------------
(a)replacement store
----------------------------------------------------------------------


     During the 13 weeks ended October 28, 2006, the Company closed its Jamestown Mall location in Florissant, Missouri (170,000 square feet) and its Rolling Acres clearance center in Akron, Ohio (127,000 square feet).

     Earlier this month, Dillard's opened its new location at Coconut Point in Bonita Springs, Florida (180,000 square feet) and new store at Southwest Plaza in Littleton, Colorado (180,000 square feet replacing 132,000 square feet).

     As of October 28, 2006, the Company operated 327 Dillard's locations spanning 29 states, net of the two locations closed at the time due to hurricane damage.


                        Dillard's, Inc. and Subsidiaries
                   Condensed Consolidated Statements of Income
                      (In Millions, Except Per Share Data)

                                       13-Week Period Ended
                             -----------------------------------------

                               October 28, 2006     October 29, 2005
                             -------------------- --------------------

                                         % of                 % of
                              Amount   Net Sales   Amount   Net Sales
                             --------- ---------  --------- ----------

Net sales                    $1,721.5         -   $1,727.1         -
Total revenues                1,762.6     102.4 %  1,761.2     102.0 %
Cost of sales                 1,118.3      65.0    1,147.1      66.4
Advertising, selling,
 administrative and general
 expenses                       513.2      29.8      507.0      29.4
Depreciation and amortization    73.6       4.3       75.8       4.4
Rentals                          12.8       0.7        9.8       0.6
Interest and debt expense        23.4       1.4       25.7       1.5
                             ---------            ---------
  Total costs and expenses    1,741.3              1,765.4
                             ---------            ---------
Income (loss) before income
 taxes                           21.3       1.2       (4.2)     -0.3
Income taxes                      7.7                 (1.5)
                             --------- ---------  --------- ---------
Net Income (Loss)               $13.6       0.8 %    $(2.7)     -0.2 %
                             ========= =========  ========= =========

Basic and diluted earnings
 (loss) per share               $0.17               $(0.03)
                             =========            =========
Basic weighted average shares    79.6                 81.0
                             =========            =========
Diluted weighted average
 shares                          80.9                 81.0
                             =========            =========


                        Dillard's, Inc. and Subsidiaries
                   Condensed Consolidated Statements of Income
                      (In Millions, Except Per Share Data)

                                       39-Week Period Ended
                             -----------------------------------------

                               October 28, 2006     October 29, 2005
                             -------------------- --------------------

                                         % of                 % of
                              Amount   Net Sales   Amount   Net Sales
                             --------- ---------  --------- ----------

Net sales                    $5,246.7         -   $5,222.0         -
Total revenues                5,390.2     102.7 %  5,328.4     102.0 %
Cost of sales                 3,420.0      65.2    3,461.4      66.3
Advertising, selling,
 administrative and general
 expenses                     1,518.4      28.9    1,489.0      28.5
Depreciation and amortization   221.0       4.2      226.2       4.3
Rentals                          36.0       0.7       30.4       0.6
Interest and debt expense        71.6       1.4       79.2       1.5
Asset impairment and store
 closing charges                  0.0       0.0        6.4       0.1
                             ---------            ---------
  Total costs and expenses    5,267.0              5,292.6
                             ---------            ---------
Income before income taxes      123.2       2.3       35.8       0.7
Income taxes                     32.5                 12.8
                             --------- ---------  --------- ---------
Net Income                      $90.7       1.7 %    $23.0       0.4 %
                             ========= =========  ========= =========

Basic earnings per share        $1.14                $0.28
                             =========            =========
Diluted earnings per share      $1.13                $0.28
                             =========            =========
Basic weighted average shares    79.5                 82.3
                             =========            =========
Diluted weighted average
 shares                          80.2                 82.5
                             =========            =========



                        Dillard's, Inc. and Subsidiaries
                      Condensed Consolidated Balance Sheets
                                  (In Millions)

                                               October 28, October 29,
                                                  2006        2005
                                               ----------- -----------
Assets
Current Assets:
  Cash and cash equivalents                         $95.0       $73.5
  Trade accounts receivable                          10.7         9.7
  Merchandise inventories                         2,392.6     2,411.7
  Other current assets                               40.4        66.8
                                               ----------- -----------
    Total current assets                          2,538.7     2,561.7

Property and equipment, net                       3,190.7     3,224.2
Goodwill                                             34.5        35.5
Other assets                                        170.1       142.9
                                               ----------- -----------

    Total Assets                                 $5,934.0    $5,964.3
                                               =========== ===========

Liabilities and Stockholders' Equity
Current Liabilities:
  Trade accounts payable and accrued expenses    $1,373.4    $1,423.7
  Current portion of long-term debt and capital
   leases                                           205.0       103.7
  Federal and state income taxes including
   current deferred taxes                            19.3        81.0
                                               ----------- -----------
    Total current liabilities                     1,597.7     1,608.4

Long-term debt and capital leases                   985.8     1,175.8
Other liabilities                                   251.1       251.2
Deferred income taxes                               467.4       486.8
Guaranteed preferred beneficial interests in
 the Company's subordinated debentures              200.0       200.0
Stockholders' equity                              2,432.0     2,242.1
                                               ----------- -----------

    Total Liabilities and Stockholders' Equity   $5,934.0    $5,964.3
                                               =========== ===========


                          Other Information
                            (In Millions)

                                               October 28, October 29,
                                                  2006        2005
                                               ----------- -----------

Square footage                                       56.8        56.9
                                               =========== ===========
Capital expenditures
  13 weeks ended                                    $83.7       $85.5
  39 weeks ended                                    253.4       283.4


     Estimates for 2006

     The Company is updating the following estimates for certain income statement items for the fiscal year ending February 3, 2007 based upon current conditions. Actual results may differ significantly from these estimates as conditions and factors change - See "Forward-Looking Information".


                                                     In Millions
                                                ----------------------
                                                   2006        2005
                                                 Estimated    Actual
                                                ----------- ----------

Depreciation and amortization                   $      300  $     302
Rental expense                                          58         48
Interest and debt expense                               98        106
  Capital expenditures (net of asset trade in)         340        367


     Forward-Looking Information

     The foregoing contains certain "forward-looking statements" within the definition of federal securities laws. Statements made in this release regarding the Company's execution of merchandise initiatives, store opening information and estimates for 2006 are forward-looking statements. The Company cautions that forward-looking statements, as such term is defined in the Private Securities Litigation Reform Act of 1995, contained in this report are based on estimates, projections, beliefs and assumptions of management at the time of such statements and are not guarantees of future performance. The Company disclaims any obligation to update or revise any forward-looking statements based on the occurrence of future events, the receipt of new information, or otherwise. Forward-looking statements of the Company involve risks and uncertainties and are subject to change based on various important factors. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements made by the Company and its management as a result of a number of risks, uncertainties and assumptions. Representative examples of those factors (without limitation) include general retail industry conditions and macro-economic conditions; economic and weather conditions for regions in which the Company's stores are located and the effect of these factors on the buying patterns of the Company's customers; the impact of competitive pressures in the department store industry and other retail channels including specialty, off-price, discount, internet, and mail-order retailers; changes in consumer spending patterns and debt levels; adequate and stable availability of materials and production facilities from which the Company sources its merchandise; changes in operating expenses, including employee wages, commission structures and related benefits; possible future acquisitions of store properties from other department store operators and the continued availability of financing in amounts and at the terms necessary to support the Company's future business; potential disruption from terrorist activity and the effect on ongoing consumer confidence; potential disruption of international trade and supply chain efficiencies; events causing disruption or delays in the store construction schedule, world conflict and the possible impact on consumer spending patterns and other economic and demographic changes of similar or dissimilar nature.


     CONTACT: Dillard's, Inc.
              Julie J. Bull, 501-376-5965